UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2012

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)    On November 19, 2012, Farmer Bros. Co. (the “Company”) and Wells Fargo Bank, N.A. ("Wells Fargo") entered into an International Swap Dealers Association, Inc. Master Agreement ("Master Agreement"), facilitating the Company to enter into derivative and/or hedging transactions ("Transactions") to manage the risk associated with its business relating to interest rates and/or commodity prices. Initially, the Company intends to manage its interest rate risk on up to $10.0 million of outstanding indebtedness under the Company's revolving credit facility with Wells Fargo. The derivative and hedging transactions will be governed by the Master Agreement, including the related Schedule to the ISDA Master Agreement (“Schedule”). The Company's obligations to Wells Fargo under the Master Agreement are secured by the collateral which secures the loans under the revolving credit facility on a pari passu and pro rata basis with the principal of such loans. The structure of the Transactions may include swaps, caps, floors, collars, locks, forwards and options. The foregoing summary is qualified in its entirety by the complete text of the Master Agreement the Schedule, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the Master Agreement, on November 20, 2012, the Company entered into a swap transaction utilizing a notional amount of $10.0 million, with an effective date of December 1, 2012 and a maturity date of March 1, 2015. The swap transaction is intended to manage the Company’s interest rate risk and provides for the Company to pay a fixed rate of 0.48% per annum in exchange for a variable interest rate based on 1-month USD LIBOR-BBA.

Wells Fargo and its affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking and transfer agent services, for which they have received, and will receive, customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)    The disclosure in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	ISDA Master Agreement, dated as of November 19, 2012, by and between Farmer Bros. Co. and Wells Fargo Bank, N.A.
10.2	Schedule to the ISDA Master Agreement, dated as of November 19, 2012, by and between Farmer Bros. Co. and Wells Fargo Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 2012

FARMER BROS. CO.

By:	/s/ JEFFREY A. WAHBA
Jeffrey A. Wahba
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	ISDA Master Agreement, dated as of November 19, 2012, by and between Farmer Bros. Co. and Wells Fargo Bank, N.A.
10.2	Schedule to the ISDA Master Agreement, dated as of November 19, 2012, by and between Farmer Bros. Co. and Wells Fargo Bank, N.A.